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                                                                 EXHIBIT 19.1
                       STATEMENT TO CERTIFICATEHOLDERS
                     NATIONSCREDIT GRANTOR TRUST 1997 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month	                                                            May-98
Collection Period	                                                     5/1/98
Determination Date	                                                   6/10/98
Deposit Date	                                                         6/12/98
Distribution Date                                                    	6/15/98

POOL BALANCE
            Pool Balance on the close of the last day of the
               Collection Period (Record Date)	                137,022,941.32
            Pool Factor	                                          75.3779804%
            Ending Pool Balance (per $1,000 certificate)             	    754
            Liquidation Proceeds	                                     184,671
            Purchase Amounts	                                             -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment	                                   4.349
            Carry-Over Monthly Interest Payment	                          -
            Total Interest Payment	                                     4.349

            Principal Payments:
            Monthly Principal Payment	                                 19.445
            Carry-Over Monthly Principal Payment	                         -
            Total Principal Payment	                                   19.445

            Servicing Fee:
            Servicing Fee	                                              0.483
            Carry-Over Monthly Servicing Fee	                             -
            Total Servicing Fee	                                        0.483




                       MONTHLY SERVICERS CERTIFICATE
                    NATIONSCREDIT GRANTOR TRUST 1997 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of May 31, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month	                                                          May-98
Collection Period	                                                   1-May-98
Determination Date	                                                 10-Jun-98
Deposit Date                                                       	12-Jun-98
Distribution Date	                                                  15-Jun-98

POOL BALANCE
          Pool Balance on the close of the last day of the
             preceding Collection Period 	                     140,557,720.64
          Principal Collections	                                 3,246,104.50
          Purchase Amounts Allocable to Principal	                      -
          Defaulted Receivables	                                   288,674.82
          Pool Balance on the close of the last day of the
             Collection Period	                                137,022,941.32

          Original Pool Balance	                               181,781,125.63

          Certificate Factor	                                       75.37798%

          Preference Amounts	                                           -

          Certificate Pass-Through Rate	                                6.75%
          Servicing Fee Rate	                                           0.75%

AVAILABLE FUNDS
          Collections allocable to interest	                     1,243,061.86
          Purchase Amounts allocable to interest	                      -
          Liquidation Proceeds	                                    184,671.36
          Collections allocable to principal	                    3,246,104.50
          Purchase Amounts allocable to principal	                     -
          Other Available Funds - Interest on Collection
            or Certificate Account	                                    -
          Total Available Funds	                                 4,673,837.72

INTEREST PAYMENT
          Monthly Interest Payment	                                790,637.18
          Carry-Over Monthly Interest	                                 -
          Total	                                                   790,637.18

PRINCIPAL PAYMENT
          Monthly Principal Payment	                             3,534,779.32
          Carry-Over Monthly Principal	                                -
          Total	                                                 3,534,779.32

SERVICING FEE
          Servicing Fee	                                            87,848.58
          Carry-Over Servicing Fee	                                    -
          Total	                                                    87,848.58

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds	                                       4,673,837.72
          Reserve Account Withdrawal Amount	                          -
          Surety Drawing Amount	                                      -
          Total Deposit to the Certificate Account	              4,673,837.72

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over
              Monthly Interest	                                    790,637.18
          Monthly Principal Payment and any Carry-Over
              Monthly Principal	                                 3,534,779.32
          Servicing Fee and any Carry-Over Servicing Fee	           87,848.58
          Distributions to the Surety Bond Provider	                14,055.77
          Distributions to the Reserve Account	                          -
          Distributions to the Seller	                             246,516.87

          Carry-Over Monthly Interest to the next
              Distribution Date	                                         -
          Carry-Over Monthly Principal to the next
              Distributions Date	                                        -
          Carry-Over Servicing Fee to the next
              Distribution Date	                                         -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the
              preceding Collection Period	                       5,622,308.83
          Earnings from investments on the Reserve Account	         25,315.64
          Reserve Account Withdrawal Amount	                             -
          Deposits to the Reserve Account 	                              -
          Reserve Account Balance	                               5,647,624.47
          Distributions of any excess amounts on deposit in
             the Reserve Account 	                                 166,706.82
          Ending Reserve Account Balance	                        5,480,917.65

          Reserve Account Balance as a % of the Pool Balance	           4.00%
          Specified Reserve Account Requirement	                 5,480,917.65
          Amount needed to fully fund Reserve Account	                   -

SURETY BOND

          Outstanding Reimbursement Obligations at the
            end of the preceding Collection Period                       -
          Preference Amounts	                                            -
          Surety Drawing Amount	                                         -
          Surety Bond Fee	                                          14,055.77
          Interest on Outstanding Reimbursement Obligations
            at the end of the preceding Collection Period	               -
          Amounts due to Surety Bond Provider	                      14,055.77
          Distributions to the Surety Bond Provider	                14,055.77
          Remaining Reimbursement Obligations Owed to the
             Surety Bond Provider	                                       -

NET CREDIT LOSS RATIO
          Net Credit Losses	                                       104,003.46
          For the current Collection Period                            	0.90%
          For the preceding Collection Period	                          1.36%
          For the second preceding Collection Period	                   0.53%
          Average Net Credit Loss Ratio	                                0.93%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due	                                         213
          60 to 89 days past due	                                          51
          90 or more days past due	                                        87
          Total	                                                          351

          Principal Balance
          30 to 59 days past due	                                2,280,539.78
          60 to 89 days past due	                                  453,849.69
          90 or more days past due	                                870,475.03
          Total	                                                 3,604,864.50

          Delinquency Ratio
          For the current Collection Period                            	2.63%
          For the preceding Collection Period	                          2.25%
          For the second preceding Collection Period	                   2.27%
          Average Delinquency Ratio                                    	2.38%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
             occurred in the Current Month	                        114,270.15
          Number of Contracts where Repossession occurred
             in the Current Month	                                         10


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon	                                     10.90%
          Weighted Average Original Term (months)	                     122.00
          Weighted Average Remaining Term (months)	                    100.54
          Number of Outstanding Accounts - End of Period	              12,506


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Certificate Account	              4,673,837.72
          Servicing Fee	                                            87,848.58
          Interest allocable to the Seller's Certificate	                0.55
          Principal amount allocable to the Seller's Certificate       	 2.44
          Wire Funds to the Surety Bond Provider	                   14,055.77
          Net Deposit to the Certificate Account -
              Excluding Amounts Due to Seller	                   4,571,930.38
          Wire Funds to the Certificateholders -
              Interest Amounts	                                    790,636.63
          Wire Funds to the Certificateholders -
              Principal Amounts	                                 3,534,776.88
          Deposit Funds into the Reserve Account	                       -
          Wire Funds to NationsCredit	                             246,516.87

Approved by: /s/ LAWRENCE ANGELILLI ------------------------Authorized Signer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
June 15, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1997 - 1

Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI ----------------------------- Lawrence Angelilli Vice President & Treasurer


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